BNY Mellon Worldwide Growth Fund, Inc.
SCHEDULE OF INVESTMENTS
January 31, 2026 (Unaudited)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 99.7%
Automobiles & Components — .8%
Ferrari NV	24,000	7,988,862
Banks — 2.9%
JPMorgan Chase & Co.	92,135	28,183,175
Capital Goods — 8.9%
Assa Abloy AB, Cl. B	563,050	22,775,994
BAE Systems PLC	1,065,250	28,727,933
Deere & Co.	21,023	11,100,144
Eaton Corp. PLC	42,325	14,873,851
Schneider Electric SE	35,185	10,036,636
		87,514,558
Consumer Discretionary Distribution & Retail — 5.6%
Amazon.com, Inc.(a)	229,980	55,034,214
Consumer Durables & Apparel — 3.9%
Hermes International SCA	4,750	11,376,742
LVMH Moet Hennessy Louis Vuitton SE	41,735	26,952,164
		38,328,906
Consumer Services — 3.1%
Marriott International, Inc., Cl. A	45,275	14,275,207
McDonald’s Corp.	52,910	16,666,650
		30,941,857
Energy — 2.8%
Chevron Corp.	156,725	27,724,652
Financial Services — 9.6%
Blackrock, Inc.	18,550	20,756,337
London Stock Exchange Group PLC	85,575	9,535,813
Mastercard, Inc., Cl. A	33,825	18,224,572
S&P Global, Inc.	34,362	18,135,920
Visa, Inc., Cl. A	86,965	27,987,946
		94,640,588
Food, Beverage & Tobacco — 2.6%
Philip Morris International, Inc.	85,710	15,379,802
The Coca-Cola Company	135,870	10,164,435
		25,544,237
Health Care Equipment & Services — 7.0%
Abbott Laboratories	118,165	12,915,435
EssilorLuxottica SA	59,410	18,186,823
Intuitive Surgical, Inc.(a)	45,255	22,818,476
UnitedHealth Group, Inc.	54,660	15,683,594
		69,604,328
Household & Personal Products — 1.7%
L’Oreal SA, ADR(b)	185,560	17,010,285
Insurance — 1.4%
The Progressive Corp.	67,430	14,025,440
Materials — 1.3%
Air Liquide SA, ADR	355,630	13,297,006
Media & Entertainment — 12.0%
Alphabet, Inc., Cl. C	222,770	75,414,328

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 99.7% (continued)
Media & Entertainment — 12.0% (continued)
Meta Platforms, Inc., Cl. A	43,575	31,221,487
Nintendo Co. Ltd.	187,770	11,723,423
		118,359,238
Pharmaceuticals, Biotechnology & Life Sciences — 3.2%
AbbVie, Inc.	43,985	9,809,095
AstraZeneca PLC	116,410	21,612,090
		31,421,185
Semiconductors & Semiconductor Equipment — 15.9%
ASML Holding NV	28,730	40,882,790
NVIDIA Corp.	344,825	65,906,402
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	112,720	37,260,723
Texas Instruments, Inc.	61,370	13,228,304
		157,278,219
Software & Services — 9.8%
Intuit, Inc.	37,825	18,871,649
Microsoft Corp.	160,170	68,919,550
ServiceNow, Inc.(a)	75,125	8,790,376
		96,581,575
Technology Hardware & Equipment — 5.5%
Apple, Inc.	208,315	54,053,576
Transportation — 1.7%
Canadian Pacific Kansas City Ltd.	228,055	16,953,609
Total Equity Securities - Common Stocks (cost $407,371,392)		984,485,510

	1-Day Yield (%)
Investment Companies — .1%
Registered Investment Companies — .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $1,309,108)	3.72	1,309,108	1,309,108
Investment of Cash Collateral for Securities Loaned — .0%
Registered Investment Companies — .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $104,500)	3.72	104,500	104,500
Total Investments (cost $408,785,000)		99.8%	985,899,118
Cash and Receivables (Net)		.2%	1,826,308
Net Assets		100.0%	987,725,426

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At January 31, 2026, the value of the fund’s securities on loan was $100,837 and the value of the collateral was
$104,500, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Worldwide Growth Fund, Inc.
January 31, 2026 (Unaudited)
The following is a summary of the inputs used as of January 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	815,569,030	168,916,480††	—	984,485,510
Investment Companies	1,413,608	—	—	1,413,608
	816,982,638	168,916,480	—	985,899,118

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Equity investments generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on Nasdaq markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments is determined by the Adviser, as the fund’s Valuation Designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposi tion, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At January 31, 2026, accumulated net unrealized appreciation on investments was $577,114,118, consisting of $587,874,591 gross unrealized appreciation and $10,760,473 gross unrealized depreciation.
At January 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.